Exhibit 2.1

Execution Version

Exhibit 10.4(u)

AMENDMENT NO. 20 TO
RECEIVABLES LOAN AGREEMENT

This AMENDMENT NO. 20 TO RECEIVABLES LOAN AGREEMENT (this “Amendment”), effective as of December 16, 2021 (the “Effective Date”), is executed by and among HILTON GRAND VACATIONS TRUST I LLC, a Delaware limited liability company (together with its successors and assigns, the “Borrower”), the financial institutions signatory hereto as Managing Agents, the financial institutions signatory hereto as Conduit Lenders, the financial institutions signatory hereto as Committed Lenders and BANK OF AMERICA, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used, but not otherwise defined herein, shall have the meanings ascribed thereto in the “Receivables Loan Agreement” (defined below).

WITNESSETH:

WHEREAS, the Borrower, the Managing Agents party thereto, the Administrative Agent, Wells Fargo Bank, National Association, as Securities Intermediary and Paying Agent, the Conduit Lenders party thereto, and the Committed Lenders party thereto are parties to that certain Receivables Loan Agreement dated as of May 9, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Receivables Loan Agreement”); and

WHEREAS, as provided herein, the parties hereto have agreed to amend certain provisions of the Receivables Loan Agreement as further described below and the Borrower shall deliver a copy of this Amendment to the Paying Agent, the Backup Servicer and the Custodian promptly following execution hereof;

NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.
Amendment to the Receivables Loan Agreement. Effective as of the Effective Date, and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, the Receivables Loan Agreement is hereby amended as follows:
1.1
Section 1.01 is hereby amended by amending and restating the definition of “HGV Credit Agreement” in its entirety as follows:

“HGV Credit Agreement” means the credit agreement, dated as of August 2, 2021, entered into by HGV, Hilton Grand Vacations Parent LLC, the guarantors party thereto from time to time, Bank of America, N.A., as administrative agent and collateral agent, and a syndicate of lenders, as in effect on December 16, 2021, without giving effect to any amendment, restatement, supplement or other modification thereto or any replacement thereof after such date.

Exhibit 2.1

Execution Version

SECTION 2.
Conditions Precedent. This Amendment shall become effective on the Effective Date upon the satisfaction of the Administrative Agent having received counterparts of this Amendment executed by each of the parties hereto.
SECTION 3.
Representations, Warranties and Confirmations. The Borrower hereby represents and warrants that:
3.1
It has the power and is duly authorized, including by all limited liability company action, on its part, to execute and deliver this Amendment.
3.2
This Amendment has been duly and validly executed and delivered by it.
3.3
This Amendment and the Receivables Loan Agreement, as amended hereby, constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms.
3.4
Immediately prior, and after giving all effect, to this Amendment, the covenants, representations and warranties of the Borrower set forth in the Receivables Loan Agreement are true and correct in all material respects as of the date hereof (except to the extent such representations or warranties relate solely to an earlier date and then as of such date).
3.5
Immediately prior, and after giving all effect, to this Amendment, no event, condition or circumstance has occurred and is continuing which constitutes a Servicer Termination Event, Unmatured Servicer Termination Event, Default or Event of Default.
SECTION 4.
Delivery of Executed Amendment. The Borrower covenants and agrees that it will deliver an executed copy of this Amendment to the Paying Agent, the Backup Servicer and the Custodian promptly following the effectiveness hereof.
SECTION 5.
Entire Agreement. The parties hereto hereby agree that this Amendment constitutes the entire agreement concerning the subject matter hereof and supersedes any and all written and/or oral prior agreements, negotiations, correspondence, understandings and communications.
SECTION 6.
Effectiveness of Amendment. Except as expressly amended by the terms of this Amendment, all terms and conditions of the Receivables Loan Agreement and the other Facility Documents, as applicable, shall remain in full force and effect and are hereby ratified and confirmed. This Amendment shall not operate as a consent, waiver, amendment or other modification of any other term or condition set forth in the Receivables Loan Agreement and the other Facility Documents or any right, power or remedy of the Administrative Agent or any Managing Agent or Lender under the Receivables Loan Agreement and the other Facility Documents, except as expressly modified hereby. Upon the effectiveness of this Amendment, each reference in the Receivables Loan Agreement to “this Agreement”, “this Receivables Loan Agreement” or words of like import shall mean and be references to the Receivables Loan Agreement, as amended hereby, and each reference in any other Facility Document to the Receivables Loan Agreement or to any terms defined in the Receivables Loan Agreement which are modified hereby shall mean and be references to the Receivables Loan Agreement or to such terms as modified hereby.

Exhibit 2.1

Execution Version

SECTION 7.
GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
SECTION 8.
Binding Effect. This Amendment shall be binding upon and shall be enforceable by parties hereto and their respective successors and permitted assigns.
SECTION 9.
Headings. The Section headings herein are for convenience only and will not affect the construction hereof.
SECTION 10.
Novation. This Amendment does not constitute a novation or termination of the Receivables Loan Agreement or any Facility Document and all obligations thereunder are in all respects continuing with only the terms thereof being modified as provided herein.
SECTION 11.
Counterparts. This Amendment may be executed in any number of counterparts, each of which so executed will be deemed to be an original, but all such counterparts will together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or by electronic mail in a “.pdf” file shall be effective as delivery of a manually executed counterpart of this Amendment.
SECTION 12.
Fees, Costs and Expenses. The Borrower agrees to pay on demand all reasonable fees and out-of-pocket expenses of Morgan, Lewis & Bockius LLP, counsel for the Administrative Agent, incurred in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered in connection herewith.
SECTION 13.
Electronic Signatures. This Amendment shall be valid, binding, and enforceable against a party when executed and delivered by an authorized individual on behalf of the party by means of (i) an original manual signature; (ii) a faxed, scanned, or photocopied manual signature, or (iii) any other electronic signature permitted by the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, including any relevant provisions of the UCC (collectively, “Signature Law”), in each case to the extent applicable. Each faxed, scanned, or photocopied manual signature, or other electronic signature, shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photocopied manual signature, or other electronic signature, of any other party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. For the avoidance of doubt, original manual signatures shall be used for execution or indorsement of writings when required under the UCC or other Signature Law due to the character or intended character of the writings.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective authorized officers as of the date first above written.

HILTON GRAND VACATIONS TRUST I LLC,

as Borrower

By: /s/ Ben Loper

Name: Ben Loper

Title: Senior Vice President & Treasurer

[Signature Page to Amendment No. 20 to Receivables Loan Agreement]

Exhibit 2.1

Execution Version

BANK OF AMERICA, N.A.

as Administrative Agent

By: /s/ Carl W. Anderson

Name: Carl W. Anderson

Title: Managing Director

BANK OF AMERICA, N.A.

as a Committed Lender and a Managing Agent

By: /s/ Carl W. Anderson

Name: Carl W. Anderson

Title: Managing Director

[Signature Page to Amendment No. 20 to Receivables Loan Agreement]

Exhibit 2.1

Execution Version

DEUTSCHE BANK AG, NEW YORK BRANCH

as a Committed Lender and a Managing Agent

By: /s/ Kai Ang

Name: Kai Ang

Title: Director

By: /s/ James Spencer

Name: James Spencer

Title: Vice President

[Signature Page to Amendment No. 20 to Receivables Loan Agreement]

Exhibit 2.1

Execution Version

BARCLAYS BANK PLC

as a Committed Lender and a Managing Agent

By: /s/Chin-Yong Choe

Name: Chin-Yong Choe

Title: Director

SHEFFIELD RECEIVABLES COMPANY LLC,

as a Conduit Lender

By: Barclays Bank PLC,

as attorney-in-fact

By: /s/ Chin-Yong Choe

Name: Chin-Yong Choe

Title: Director

[Signature Page to Amendment No. 20 to Receivables Loan Agreement]

Exhibit 2.1

Execution Version

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as a Committed Lender and a Managing Agent

By: /s/ Lehigh Poltrack

Name: Lehigh Poltrack

Title: Director

[Signature Page to Amendment No. 20 to Receivables Loan Agreement]

Exhibit 2.1

Execution Version

TRUIST BANK,

as a Committed Lender and a Managing Agent

By: /s/ Vivek Saraswat

Name: Vivek Saraswat

Title: Senior Vice President

[Signature Page to Amendment No. 20 to Receivables Loan Agreement]

Exhibit 2.1

Execution Version

Acknowledged and Agreed:

GRAND VACATIONS SERVICES LLC,

as Servicer

By: /s/ Mark Laurent

Name: Mark Laurent

Title: Vice President

[Signature Page to Amendment No. 20 to Receivables Loan Agreement]